UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2019, Causeway Global Value Fund’s (the “Fund’s”) Institutional Class returned -6.52% and Investor Class returned -6.60% compared to the MSCI ACWI Index (Gross) (“ACWI Index”) return of -1.89%. The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 4.68% compared to the ACWI Index’s average annual total return of 5.39%. The average annual total return of the Fund’s Investor Class since inception on January 31, 2011, is 6.66% compared to the ACWI Index’s average annual total return of 8.03%. Effective October 1, 2018, the Fund’s benchmark changed from the MSCI World Index to the ACWI Index. As of March 31, 2019, the Fund had net assets of $86.6 million.

Performance Review

Heightened geopolitical tensions and concerns of a broader slowdown in global economic growth pressured equity markets in the fourth quarter of 2018. Signs of a broad slowdown in global economic growth appeared, likely resulting from global trade tensions, a decelerating Chinese economy and lingering concerns over the UK’s future relationship with the European Union. In the face of some weakening global growth data, the US Federal Reserve (“Fed”) signaled it will be patient with any future interest rate hikes in 2019. Additional commentary from some Fed officials regarding a more flexible approach to inflation also appeared to allay market concerns about further tightening measures. The Fed may allow inflation to run above the target temporarily so that annualized inflation averages 2% over time, rather than tightening liquidity. These recent statements from Fed officials suggest that this more dovish stance may continue. Economic growth in China slowed considerably over the course of 2018, with China’s imports rising 3% from a year earlier in November, well below market expectations of 14.5% and following 21.4% growth in October. Additionally, growth in the money supply has decelerated following the crackdown on the country’s shadow banking sector. Chinese authorities confirmed that further monetary and fiscal stimulus measures will be enacted in 2019 to support the economy. While there was some progress made on the US-China trade negotiations in early 2019, the underlying tension from competition in key industries like technology makes a longer-term resolution uncertain. The trade dispute may have dampened business investment in recent months. The fading benefits of the US corporate tax cut plus rising wage costs in several industries are likely reducing US profit margins. The weakness in the global economy was most pronounced in the manufacturing and export sectors. Strong performance from the Eurozone’s service providers offset some of the ongoing lackluster conditions in the manufacturing sector. The European Central Bank has indicated that it will not raise interest rates until at least next year as a result of the fading global growth outlook. In the UK, a strong labor market has bolstered the economy despite weak consumer confidence and business investment due to Brexit uncertainty. The UK Parliament, overall, has indicated that it prefers a softer Brexit, but remains gridlocked on implementation. The best performing markets in our investable universe in the six month period included Brazil, Indonesia, the Philippines, Hungary, and Hong Kong. The biggest laggards included Pakistan, Mexico, Austria, Norway, and Germany. The best performing sectors in the ACWI Index were real estate, utilities, and communication services, while energy, financials, and industrials were the worst performing ACWI Index sectors.

Fund holdings in the energy, media & entertainment, capital goods, retailing, and telecommunication services industry groups detracted most from the Fund’s performance relative to the ACWI Index in the fiscal period. Holdings in the pharmaceuticals & biotechnology, software & services, and materials industry groups, as well as an overweight

2	Causeway Global Value Fund

position in the utilities industry group and an underweight position in the technology hardware & equipment industry group, offset some of the underperformance. The biggest detractor from absolute return was specialty retail jeweler, Signet Group (United States). Other notable detractors included energy exploration & production company, Halliburton Co. (United States), internet services provider, Baidu (China), power & automation technology company, ABB Ltd. (Switzerland), and travel & tourism technology company, Sabre Corp. (United States). The largest contributor to absolute return was enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). Additional top contributors included snack & confectionary producer, Mondelez International (United States), design-to-distribution business process services technology company, SYNNEX Corp. (United States), pharmaceutical & consumer healthcare products producer, Novartis AG (Switzerland), and industrial gas company, Linde Plc (Germany).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest decreases included full sales of automobile components retailer, Advance Auto Parts, Inc. (United States), pharmaceuticals & biotechnology company, Roche Holding AG (Switzerland), electric & natural gas utility, Dominion Energy, Inc. (United States), and rail operator, Canadian Pacific Railway (Canada). We also sold the entire position of digital wireless communications equipment manufacturer, QUALCOMM, Inc. (United States) after a fundamental review of the stock. Though the company is a dominant technology leader in 5G — the new wireless standard — we believe that a lawsuit with the Federal Trade Commission regarding potential antitrust violations of its patented technology represents a risk of large-scale changes to its business model. Significant purchases included the following new additions to the Fund: passenger & cargo airline, Alaska Air Group, Inc. (United States), oil refiner, Marathon Petroleum Corp. (United States), oil & natural gas producer, Encana (Canada), diversified pharmaceutical company, Merck & Co., Inc. (United States), and design-to-distribution business process services technology company, SYNNEX Corp. (United States).

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights relative to the ACWI Index in the software & services, energy, and technology hardware & equipment industry groups increased the most relative to the beginning of the period, while relative weights in the retailing, media & entertainment, and utilities industry groups were the greatest decreases. As of March 31, 2019, the three largest industry group exposures from an absolute perspective for the Fund were to the software & services, banks, and pharmaceuticals & biotechnology industry groups. From a regional perspective, the most notable weight changes relative to the ACWI Index included higher exposures to the United Kingdom, Japan, and Canada. The most significantly reduced relative country weights included Switzerland, United States, and South Korea.

Investment Outlook

With abundant liquidity underpinning the demand for investable assets, long duration equities responded favorably to the dovish policy indications from the Fed. Investors appear indifferent to valuation, focusing instead on growth and the promise of earnings and cash flow further into the future. Money remains cheap, facilitating more public and private sector financial leverage. As investors are willing to pay sizable valuation multiples for growth, companies that

Causeway Global Value Fund	3

must restructure operationally to expand earnings are having a tough time attracting investor interest. We are most interested in undervalued stocks, often in cyclical industries, with managements committed to streamlining operations. We prefer companies that reward shareholders with generous dividend payments and/or share buybacks. We believe that efforts to boost profitability through cost savings and revenue enhancements should position these companies well in times of leaner global growth. We recognize style investing is cyclical and believe the value characteristics currently embedded in the Fund should prove effective if growth companies do not meet lofty market expectations.

We thank you for your continued confidence in Causeway Global Value Fund. March 31, 2019

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Steven Nguyen
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing the Fund to earn less income.

4	Causeway Global Value Fund

March 31, 2019
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class	1.41%	8.35%	3.68%	13.48%	4.68%
Investor Class	1.37%	8.13%	3.45%	N/A	6.66%
MSCI World Index (Gross) Inception 4/29/2008	4.61%	11.31%	7.38%	13.01%	5.87%
MSCI World Index (Gross) Inception 1/31/2011	4.61%	11.31%	7.38%	13.01%	8.82%
MSCI ACWI Index (Gross) Inception 4/29/2008	3.16%	11.27%	7.03%	12.59%	5.40%
MSCI ACWI Index (Gross) Inception 1/31/2011	3.16%	11.27%	7.03%	12.59%	8.03%

*	Inception is April 29, 2008 for Institutional Class and January 31, 2011 for Investor Class.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2020. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2019 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.08% and 1.33% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund currently imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. The redemption fee is expected to be removed, effective October 1, 2019. For more information, please see the prospectus.

The MSCI ACWI Index is a free float-adjusted market capitalization index, designed to measure the equity market performance of developed and emerging markets, consisting of 23 developed country indices, including the U.S, and 24 emerging market country indices. Prior to October 1, 2018, the benchmark index for the Global Value Fund was the MSCI World Index. This Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, consisting of 23 developed country indices, including the U.S. The indices are gross of withholding taxes, assume reinvestment of dividends and capital gains, and do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Global Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2019 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

COMMON STOCK

Canada — 3.6%

Encana Corp.	217,970	$1,578

Manulife Financial Corp.	89,843	1,519

		3,097

China — 6.0%

Baidu Inc. ADR[1]	12,440	2,051

China Merchants Port Holdings Co. Ltd.	276,182	588

China Mobile Ltd.	250,000	2,548

		5,187

Germany — 5.9%

BASF SE	32,281	2,373

Deutsche Post AG	16,510	537

Linde PLC	12,786	2,237

		5,147

Italy — 3.3%

UniCredit SpA	221,245	2,836

Japan — 10.1%

East Japan Railway Co.	13,000	1,253

Fanuc Corp.	9,000	1,533

KDDI Corp.	73,700	1,586

Sompo Holdings Inc.	37,700	1,394

Takeda Pharmaceutical Co. Ltd.	73,300	2,990

		8,756

Netherlands — 2.2%

Akzo Nobel NV	21,803	1,932

South Korea — 2.3%

SK Telecom Co. Ltd.	8,786	1,947

Switzerland — 4.3%

ABB Ltd.	122,926	2,310

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

Switzerland — (continued)

Novartis AG	14,823	$1,426

		3,736

Turkey — 0.3%

Akbank T.A.S.	257,776	292

United Kingdom — 21.3%

AstraZeneca PLC	22,897	1,830

Aviva PLC	110,548	594

Barclays PLC	1,055,391	2,126

British American Tobacco PLC	62,361	2,594

Micro Focus International PLC	116,701	3,035

Prudential PLC	115,243	2,307

Rolls-Royce Group PLC[1]	162,766	1,915

Royal Dutch Shell PLC, Class B	30,294	958

SSE PLC	120,160	1,858

Vodafone Group PLC	678,205	1,235

		18,452

United States — 33.4%

Alaska Air Group Inc.	39,588	2,222

Bank of America Corp.	37,174	1,026

Citigroup Inc.	36,906	2,296

FirstEnergy Corp.	29,834	1,241

Flowserve Corp.	32,600	1,472

Halliburton Co.	85,940	2,518

Leidos Holdings Inc.	20,298	1,301

Marathon Petroleum Corp.	28,071	1,680

Merck & Co. Inc.	15,970	1,328

Microsoft Corp.	14,190	1,673

Mondelez International Inc., Class A	30,200	1,508

Oracle Corp.	46,486	2,497

RPC Inc.	71,201	812

Sabre Corp.	105,352	2,253

Signet Jewelers Ltd.	22,266	605

SYNNEX Corp.	13,694	1,306

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2019 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

United States — (continued)

Viacom Inc., Class B	44,268	$1,243

Wells Fargo & Co.	17,176	830

Zimmer Biomet Holdings Inc.	8,807	1,125

		28,936

Total Common Stock

(Cost $84,688) — 92.7%		80,318

PREFERRED STOCK

Germany — 3.5%

Volkswagen AG‡	19,499	3,069

Total Preferred Stock

(Cost $2,681) — 3.5%		3,069

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 2.340%**	2,562,381	2,562

Total Short-Term Investment

(Cost $2,562) — 3.0%		2,562

Total Investments — 99.2%

(Cost $89,931)		85,949

Other Assets in Excess of Liabilities — 0.8%		665

Net Assets — 100.0%		$86,614

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2019.
‡	There is currently no rate available.
1	Non-income producing security.
ADR	American Depositary Receipt

As of March 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

At March 31, 2019, there were no transfers between Level 1 and Level 2 investments in securities since the prior fiscal year end. At March 31, 2019, there were no transfers between Level 2 and Level 3 investments in securities since the prior fiscal year end. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2019, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	17.6%	0.0%	17.6%

Information Technology	13.9	0.0	13.9

Industrials	13.7	0.0	13.7

Communication Services	12.2	0.0	12.2

Energy	11.5	0.0	11.5

Health Care	10.0	0.0	10.0

Materials	4.8	0.0	4.8

Consumer Staples	4.7	0.0	4.7

Consumer Discretionary	0.7	3.5	4.2

Utilities	3.6	0.0	3.6

Total	92.7	3.5	96.2

Short-Term Investment			3.0

Other Assets in Excess of Liabilities			0.8

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

3/31/19
ASSETS:
Investments at Value (Cost $89,931)	$85,949
Cash	3
Receivable for Dividends	420
Receivable for Investment Securities Sold	327
Receivable for Tax Reclaims	274
Receivable for Fund Shares Sold	39
Prepaid Expenses	24

Total Assets	87,036

LIABILITIES:
Payable for Investment Securities Purchased	256
Payable Due to Adviser	58
Payable for Custody Fees	37
Payable for Professional Fees	20
Payable for Fund Shares Redeemed	4
Payable Due to Administrator	2
Payable for Shareholder Service Fees — Investor Class	1
Payable for Trustees’ Fees	1
Other Accrued Expenses	43

Total Liabilities	422

Net Assets	$86,614

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$89,258
Total Distributable Loss	(2,644)

Net Assets	$86,614

Net Asset Value Per Share (based on net assets of $84,638,453 ÷ 8,465,966 shares) — Institutional Class	$10.00

Net Asset Value Per Share (based on net assets of $1,975,957 ÷ 198,624 shares) — Investor Class	$9.95

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

10/01/18 to 3/31/19
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $71)	$1,370

Total Investment Income	1,370

EXPENSES:
Investment Advisory Fees	320
Custodian Fees	37
Transfer Agent Fees	31
Professional Fees	24
Registration Fees	15
Administration Fees	11
Printing Fees	9
Line of Credit	6
Pricing Fees	3
Trustees’ Fees	2
Shareholder Service Fees — Investor Class	2
Other Fees	2

Total Expenses	462

Waiver of Investment Advisory Fees	(39)

Total Waiver	(39)

Net Expenses	423

Net Investment Income	947

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	2,512
Net Realized Loss from Foreign Currency Transactions	(5)
Net Change in Unrealized Depreciation on Investments	(8,920)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(5)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(6,418)

Net Decrease in Net Assets Resulting from Operations	$(5,471)

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/01/18 to 3/31/19 (Unaudited)	10/01/17 to 9/30/18
OPERATIONS:
Net Investment Income	$947	$1,580
Net Realized Gain on Investments	2,512	12,809
Net Realized Loss from Foreign Currency Transactions	(5)	(12)
Net Change in Unrealized Depreciation on Investments	(8,920)	(3,647)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(5)	(5)

Net Increase (Decrease) in Net Assets Resulting From Operations	(5,471)	10,725

DISTRIBUTIONS:(1)
Institutional Class	(10,910)	(7,242)
Investor Class	(307)	(157)

Total Distributions to Shareholders	(11,217)	(7,399)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(2)	15,881	(32,102)
Redemption Fees(3)	—	2

Total Decrease in Net Assets	(807)	(28,774)

NET ASSETS:
Beginning of Period	87,421	116,195

End of Period(4)	$86,614	$87,421

(1)

Current presentation of distributions conform with Regulation S-X disclosure simplification. Prior year distributions have been consolidated to conform with Regulation S-X disclosure simplification (See Note 11).

(2)	See Note 7 in Notes to Financial Statements.
(3)	See Note 2 in Notes to Financial Statements.
(4)

Includes undistributed net investment income of $1,177, as of September 30, 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

This page intentionally left blank.

FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2019 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE FUND
Institutional
2019(1)	12.66	0.13	(1.13)	(1.00)	(0.20)	(1.46)	(1.66)	—	(2)
2018	12.25	0.18	1.02	1.20	(0.24)	(0.55)	(0.79)	—	(2)
2017	10.73	0.19	1.48	1.67	(0.15)	—	(0.15)	—	(2)
2016	10.26	0.16	0.65	0.81	(0.13)	(0.21)	(0.34)	—	(2)
2015	12.49	0.14	(1.17)	(1.03)	(0.22)	(0.98)	(1.20)	—	(2)
2014	11.57	0.31	1.18	1.49	(0.12)	(0.45)	(0.57)	—
Investor
2019(1)	12.60	0.11	(1.12)	(1.01)	(0.18)	(1.46)	(1.64)	—
2018	12.18	0.17	1.01	1.18	(0.21)	(0.55)	(0.76)	—	(2)
2017	10.68	0.16	1.47	1.63	(0.13)	—	(0.13)	—	(2)
2016	10.21	0.13	0.64	0.77	(0.09)	(0.21)	(0.30)	—	(2)
2015	12.44	0.11	(1.16)	(1.05)	(0.20)	(0.98)	(1.18)	—	(2)
2014	11.53	0.25	1.20	1.45	(0.09)	(0.45)	(0.54)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.34% (excluding waiver reimbursements) and 1.25%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waiver Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

10.00	(6.52)	84,638	1.05		1.15		2.38		25
12.66	10.14	84,941	1.05		1.08		1.47		50
12.25	15.73	113,574	1.05		1.05		1.66		55
10.73	7.94	102,214	1.04		1.05		1.54		64
10.26	(9.15)	93,427	1.05		1.10		1.19		54
12.49	13.31	80,190	1.05		1.18		2.52		69

9.95	(6.60)	1,976	1.20		1.30		2.05		25
12.60	10.03	2,480	1.15	(3)	1.18	(3)	1.40	(3)	50
12.18	15.42	2,621	1.30		1.30		1.45		55
10.68	7.64	1,173	1.29		1.30		1.27		64
10.21	(9.39)	1,871	1.30		1.35		0.92		54
12.44	13.03	2,159	1.30		1.43		2.09		69

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.

16	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the six months ended March 31, 2019, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund currently imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2019, the Institutional Class and Investor Class retained $291 and $0 in redemption fees, respectively. The redemption fee is expected to be removed, effective October 1, 2019.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2019, the Fund received commission recapture payments of $1,096.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2020 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2019, the Adviser waived $38,713 of its advisory fee. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2019, the Investor Class paid 0.15% annualized of average daily net assets under this plan. (See Statement of Operations — Shareholder Service Fees — Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2019, approximately $1.412 million of the Fund’s net assets were held by investors affiliated with the Adviser.

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2019, for the Fund were as follows (000):

Purchases	Sales
$24,439	$20,206

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2018	$6,146	$1,253	$7,399
2017	1,480	—	1,480

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,120
Undistributed Long-Term Capital Gains	8,395
Unrealized Appreciation	3,528
Other Temporary Differences	1

Total Distributable Earnings	$14,044

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For the fiscal year ended September 30, 2018, the Fund did not use any capital loss carryforwards.

At March 31, 2019, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$89,931	$4,352	$(8,334)	$(3,982)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2019 (Unaudited)		Fiscal Year Ended September 30, 2018
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,227	$11,759	1,209	$14,387
Shares Issued in Reinvestment of Dividends and Distributions	1,205	10,853	602	7,203
Shares Redeemed	(673)	(6,719)	(4,374)	(53,466)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	1,759	15,893	(2,563)	(31,876)

Investor Class
Shares Sold	9	101	29	347
Shares Issued in Reinvestment of Dividends and Distributions	34	307	13	157
Shares Redeemed	(41)	(420)	(60)	(730)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	2	(12)	(18)	(226)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	1,761	$15,881	(2,581)	$(32,102)

8.	Significant Shareholder Concentration

As of March 31, 2019, four of the Fund’s shareholders of record owned 87% of net assets in the Institutional

Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares,

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 20, 2020. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2019, there were no borrowings outstanding under the line of credit.

11.	Regulatory Matters

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates for registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

	Net Investment Income (000)	Net Realized Gains (000)	Total (000)
Institutional Class	$(2,177)	$(5,065)	$(7,242)
Investor Class	(43)	(114)	(157)

22	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements, except for the following: The redemption fee is expected to be removed, effective October 1, 2019.

Causeway Global Value Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2018 to March 31, 2019).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

24	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/18	Ending Account Value 03/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$934.80	1.05%	$5.06

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.70	1.05%	$5.29
Causeway Global Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$934.00	1.20%	$5.79

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.90	1.20%	$6.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway Global Value Fund	25

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Trust’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with the Trust or through your financial intermediary.

CCM-SA-005-1100

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of

1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2019

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 7, 2019